EXHIBIT 99.2
Lawson Products, Inc.
Pro Forma Condensed Consolidated Financial Information
(Unaudited)
On September 1, 2010, Lawson Products Inc. (“Lawson” or the “Company”) announced the sale of substantially all of the assets of Assembly Component Systems, Inc. (“ACS”), a wholly owned subsidiary, to Supply Technologies LLC (“Supply Technologies”), a wholly owned company of Park-Ohio Holdings Corp.
Under the terms of the Asset Purchase Agreement dated August 31, 2010 (the “Agreement”), Supply Technologies purchased substantially all of the assets of ACS for $19.0 million. Of the total consideration, $16.0 million was paid to Lawson in cash on September 1, 2010 and the remaining $3.0 million will be paid in quarterly installments over the next three years, subject to the terms of a subordinated promissory note between Supply Technologies and Lawson. In addition, Supply Technologies assumed certain liabilities of ACS. The purchase price may be adjusted based on the final value of the net assets and liabilities of ACS as of August 31, 2010.
The unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2010, set forth below has been presented after giving effect to the sale of ACS (the “Sale”) as if it had occurred on June 30, 2010. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the six-month period ended June 30, 2010 and for the years ended December 31, 2009, 2008 and 2007 set forth below have been presented after giving effect to the Sale as if it had occurred at the beginning of the period presented, and does not assume any interest income on cash proceeds.
The unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended December 31, 2009, 2008 and 2007 have been derived primarily from the audited Consolidated Financial Statements of the Company included in its fiscal 2009 Annual Report on Form 10-K. The unaudited Pro Forma Condensed Consolidated Statement of Operations for the six-months ended June 30, 2010 and the unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2010, have been derived primarily from the unaudited Condensed Consolidated Financial Statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2010. The unaudited pro forma financial statement information is based upon available information and assumptions that the Company believes are reasonable under the circumstance and were prepared to illustrate the estimated effects of the Sale.
The unaudited pro forma financial statement information has been provided for informational purposes and should not be considered indicative of the financial condition or results of operations that would have been achieved had the Sale occurred as of the periods presented. In addition, the unaudited pro forma financial statement information does not purport to indicate balance sheet data or results of operations as of any future date or for any future period. The unaudited pro forma financial statement information, including the notes thereto, should be read in conjunction with the historical financial statements of the Company included in its fiscal 2009 Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2010, and June 30, 2010, that the Company filed with the Securities and Exchange Commission in 2010.

Lawson Products, Inc.
Pro Forma Condensed Consolidated Balance Sheet
(Dollars in thousands, except per share data)
(Unaudited)

	June 30, 2010
		ACS
		Pro Forma
	As Reported (1)	Adjustments		Pro Forma
ASSETS

Current assets:
Cash and cash equivalents	$8,616	$16,000	(2)	$24,616
Accounts receivable, less allowance for doubtful accounts	46,372	(8,691	)(3)	37,681
Inventories	75,067	(16,972	)(3)	58,095
Miscellaneous receivables and prepaid expenses	11,567	1,758	(4)	13,325
Deferred income taxes	3,896	(1,542	)(5)	2,354
Discontinued assets	464	—		464

Total current assets	145,982	(9,447)		136,535

Property, plant and equipment, less accumulated depreciation and amortization	40,961	(149	)(3)	40,812

Cash value of life insurance	17,040	—		17,040
Deferred income taxes	12,977	—		12,977
Goodwill	27,875	—		27,875
Other assets	2,490	2,250	(6)	4,740

Total assets	$247,325	$(7,346)		$239,979

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$23,233	$(4,702	)(7)	$18,531
Settlement payable	10,000	—		10,000
Accrued expenses and other liabilities	29,857	1,469	(8)	31,326

Total current liabilities	63,090	(3,233)		59,857

Revolving line of credit	5,150	—		5,150
Security bonus plan	25,799	—		25,799
Deferred compensation	10,946	—		10,946
Other	2,654	—		2,654

	44,549	—		44,549

Stockholders’ equity:
Preferred stock, $1 par value:
Authorized — 500,000 shares, Issued and outstanding — None	—	—		—
Common stock, $1 par value:
Authorized — 35,000,000 shares, Issued and outstanding — 8,522,001 shares	8,522	—		8,522
Capital in excess of par value	4,951	—		4,951
Retained earnings	124,884	(4,113	)(9)	120,771
Accumulated other comprehensive income	1,329	—		1,329

Stockholders’ equity	139,686	(4,113)		135,573

Total liabilities and stockholders’ equity	$247,325	$(7,346)		$239,979

See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

Lawson Products, Inc.
Pro Forma Condensed Consolidated Statement of Operations
(Amounts in thousands, except per share data)
(Unaudited)

	Six Months Ended June 30, 2010
		ACS
		Pro Forma
	As Reported (10)	Adjustments	Pro Forma
Net sales	$196,696	$(25,858)	$170,838
Cost of goods sold	82,584	(19,002)	63,582

Gross profit	114,112	(6,856)	107,256

Operating expenses:
Selling, general and administrative expenses	106,252	(6,118)	100,134
Severance and other charges	1,699	—	1,699
Gain on disposal of property, plant and equipment	(1,701)	—	(1,701)

Operating income	7,862	(738)	7,124

Other income/expense, net	(179)	(55)	(234)

Income from continuing operations before income taxes	7,683	(793)	6,890
Income taxes	3,567	(334)	3,233

Income from continuing operations	$4,116	$(459)	$3,657

Basic and diluted income from continuing operations per share of common stock	$0.48	$(0.05)	$0.43

Weighted average shares outstanding:
Basic	8,522	8,522	8,522
Diluted	8,526	8,526	8,526
See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

Lawson Products, Inc.
Pro Forma Condensed Consolidated Statement of Operations
(Amounts in thousands, except per share data)
(Unaudited)

	Year Ended December 31, 2009
		ACS
		Pro Forma
	As Reported (11)	Adjustments	Pro Forma
Net sales	$378,881	$(46,427)	$332,454
Cost of goods sold	161,104	(36,986)	124,118

Gross profit	217,777	(9,441)	208,336

Operating expenses:
Selling, general and administrative expenses	215,123	(12,668)	202,455
Severance and other charges	6,820	(284)	6,536
Settlement and related costs	154	—	154
Impairment of long-lived assets	1,267	(224)	1,043

Operating loss	(5,587)	3,735	(1,852)

Other income/expense, net	(150)	142	(8)

Loss from continuing operations before income taxes	(5,737)	3,877	(1,860)
Income taxes	(3,121)	1,446	(1,657)

Loss from continuing operations	$(2,616)	$2,431	$(185)

Basic and diluted loss from continuing operations per share of common stock	$(0.31)	$0.29	$(0.02)

Basic and diluted weighted average shares outstanding	8,522	8,522	8,522
See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

Lawson Products, Inc.
Pro Forma Condensed Consolidated Statement of Operations
(Amounts in thousands, except per share data)
(Unaudited)

	Year Ended December 31, 2008
		ACS
		Pro Forma
	As Reported (11)	Adjustments	Pro Forma
Net sales	$485,207	$(62,143)	$423,064
Cost of goods sold	206,209	(52,935)	153,274

Gross profit	278,998	(9,208)	269,790

Operating expenses:
Selling, general and administrative expenses	256,060	(13,486)	242,574
Severance and other charges	9,252	6	9,258
Settlement and related costs	31,666	—	31,666
Impairment of goodwill	2,251	(2,251)	—

Operating loss	(20,231)	6,523	(13,708)

Other income/expense, net	(469)	307	(162)

Loss from continuing operations before income taxes	(20,700)	6,830	(13,870)
Income taxes	6,360	2,453	8,813

Loss from continuing operations	$(27,060)	$4,377	$(22,683)

Basic and diluted loss from continuing operations per share of common stock	$(3.18)	$0.51	$(2.66)

Basic and diluted weighted average shares outstanding	8,522	8,522	8,522
See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

Lawson Products, Inc.
Pro Forma Condensed Consolidated Statement of Operations
(Amounts in thousands, except per share data)
(Unaudited)

	Year Ended December 31, 2007
		ACS
		Pro Forma
	As Reported (11)	Adjustments	Pro Forma
Net sales	$512,543	$(67,437)	$445,106
Cost of goods sold	208,714	(51,027)	157,687

Gross profit	303,829	(16,410)	287,419

Operating expenses:
Selling, general and administrative expenses	265,267	(12,820)	252,447
Severance and other charges	12,328	(509)	11,819
Settlement and related costs	5,793	—	5,793

Operating income	20,441	(3,081)	17,360

Other income/expense, net	(369)	(2)	(371)

Income from continuing operations before income taxes	20,072	(3,083)	16,989
Income taxes	8,740	(1,379)	7,361

Income from continuing operations	$11,332	$(1,704)	$9,628

Basic and diluted income from continuing operations per share of common stock	$1.33	$(0.20)	$1.13

Weighted average shares outstanding:
Basic	8,522	8,522	8,522
Diluted	8,523	8,523	8,523
See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

Lawson Products, Inc.
Notes to the Pro Forma Condensed Consolidated Financial Statements
(Unaudited)
(1)	Represents balances as reported on the unaudited Condensed Consolidated Balance Sheet included in the Company’s Form 10-Q for the quarter ended June 30, 2010.

(2)	Represents cash proceeds received from purchaser on September 1, 2010.

(3)	Represents asset balances that were acquired by purchaser pursuant to the Agreement.

(4)	Represents the $0.8 million current portion of the note receivable from the purchaser, $1.5 million of tax asset balances that were transferred from deferred income taxes to income taxes receivable as a result of the transaction, offset by $0.5 million of miscellaneous receivables and prepaid expenses that were acquired by the purchaser.

(5)	Tax asset balances that were transferred from deferred income taxes to income taxes receivable as a result of the transaction.

(6)	Represents the $2.2 million long term portion of the note receivable from the purchaser.

(7)	Represents accounts payables that were assumed by purchaser pursuant to the Agreement.

(8)	Represents $1.7 million of estimated transaction costs and working capital adjustments related to the Sale, offset by $0.4 million of accrued liabilities that were assumed by purchaser pursuant to the Agreement.

(9)	Represents the estimated pre-tax loss on the Sale.

(10)	Represents results of operations on the unaudited Condensed Consolidated Statements of Operations included in the Company’s Form 10-Q for the six months ended June 30, 2010.

(11)	Represents results of operations on the Consolidated Statements of Operations included in the Company’s Form 10-K for the years ended December 31, 2009, 2008 and 2007.